Decommissioning and Rehabilitation Provision	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions [abstract]
Disclosure of other provisions [text block]
15.	Decommissioning and Rehabilitation Provision

	December 31 2017	December 31 2016

Balance – beginning of year	$4,955	$5,111

(Decrease) increase due to re-estimation	37	(220)
Accretion expense, included in finance costs	63	64

Balance – end of year	$5,055	$4,955

The Corporation’s decommissioning and rehabilitation provision consists of costs expected to be incurred in respect of future reclamation and closure activities at the end of the life of the Bellekeno, Flame & Moth, Lucky Queen and Onek mines. These activities include water treatment, land rehabilitation, ongoing care and maintenance and other reclamation and closure related requirements. The $6,499,000 currently posted is included in the Corporation’s non-current restricted cash and deposits.

The total inflation adjusted estimated cash flows required to settle the decommissioning and rehabilitation provision is estimated to be $6,187,000 (2016 – $6,056,000), with the expenditures expected to be incurred substantially over the course of the next 17 years. In determining the carrying value of the decommissioning and rehabilitation provision as at December 31, 2017, the Corporation has used a risk-free discount rate of 2.11% (2016 – 2.1%) and an inflation rate of 2.0% (December 31, 2016 – 2.0%) resulting in a discounted amount of $5,055,000 (2016 – $4,955,000).